UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:

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	4.	Date Filed:

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
c/o Oppenheimer Asset Management Inc.
200 Park Avenue
New York, New York 10166

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the “Trust”), to be held on July 26, 2004 at 10:00 a.m. (EST) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 4 Times Square, New York, New York 10036 (the “Meeting”).

At the Meeting, shareholders of the Trust will be asked to vote: (1) to elect 5 nominees to serve as Trustees of the Trust and (2) to transact such other business as may properly come before the Meeting and any adjournments thereof. Please read the Proxy Statement carefully in deciding how to vote.

Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

Sincerely yours,

Marshall Dornfeld
Chief Executive Officer

Shareholders Are Urged to Sign and Date the Enclosed Proxy Card and Return it in the
Enclosed Envelope. Shareholders may also vote by telephone at 1-800-454-8683.
Call your Account Representative or Oppenheimer Asset Management Inc. at 1-212-667-4225
if you have any Questions Regarding the Voting of your Shares.

QUESTIONS AND ANSWERS

At a Special Meeting of the Shareholders of Advantage Advisers Multi-Sector Fund I (the “Trust”) to be held on July 26, 2004, Shareholders will have the opportunity to vote on a proposal relating to the Trust. We recommend that you carefully read the enclosed Proxy Statement, which describes the proposal in detail. The following “Questions and Answers” are provided for your convenience.

Q:	WHY IS THE TRUST HOLDING A MEETING TO ELECT TRUSTEES?

A:	At the special meeting, the Shareholders will vote on a proposal to elect five persons to serve as Trustees. This election will help assure continued compliance with the provisions of the Investment Company Act of 1940 (the “1940 Act”) requiring that a majority of the Trustees be elected by Shareholders and allowing the appointment of a new Trustee by the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by the Shareholders.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that shareholders vote “FOR ALL” of the persons nominated by the Board and listed on the proxy card to serve as Trustees of the Trust.

Q:	HOW DO I VOTE/WHERE SHOULD I CALL IF I HAVE QUESTIONS?

A:	Whether or not you attend the Meeting, you may vote by using one of the following options:

•	By mail: Mark, sign and date the enclosed proxy card and return in the enclosed envelope;

•	By phone: Call 1-800-454-8683 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or

•	By internet: Log on to http://www.proxyvote.com. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

If you attend the Meeting, you may vote in person.

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

June 23, 2004

To the Shareholders of Advantage Advisers Multi-Sector Fund I:

A Special Meeting of Shareholders (the “Meeting”) of Advantage Advisers Multi-Sector Fund I (the “Trust”) will be held on July 26, 2004 at 10:00 a.m. (EST), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036.

The Meeting will be held for the following purposes:

1.	To elect five nominees to serve as Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on June 17, 2004 have the right to vote at the Meeting.

Whether or not you plan to attend the Meeting, your vote is needed. Shareholders who do not expect to attend the Meeting are urged to complete, sign and return the enclosed proxy card as soon as possible in the enclose postage-paid envelope. If you attend the Meeting, you may vote in person.

The Trust will furnish, without charge, copies of the Trust’s most recent annual report and semi-annual report to Shareholders upon request. Please call 1-888-697-9661 to request copies of these reports.

If you have any questions, please call your account representative or Oppenheimer Asset Management Inc. at 1-212-667-4225.

By Order of the Board of Trustees of
Advantage Advisers Multi-Sector Fund I

Marshall Dornfeld
Chief Executive Officer

WE NEED YOUR PROXY VOTE IMMEDIATELY

You may think your vote is not important, but it is vital. By law, the Special Meeting of Shareholders of the Trust scheduled for July 26, 2004 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Trust would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Trust to hold the Meeting as scheduled, so please vote your proxy immediately. Additional procedures you may need to vote on are described on the enclosed proxy card.

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
c/o Oppenheimer Asset Management Inc.
200 Park Avenue
New York, New York 10166
Special Meeting of Shareholders to be held on July 26, 2004

PROXY STATEMENT

This Proxy Statement and enclosed form of proxy are being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Advantage Advisers Multi-Sector Fund I (the “Trust”) for use at a Special Meeting of Shareholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on July 26, 2004 at 10:00 a.m. (EST) (the “Meeting”). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 23, 2004.

It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Trust. Advantage Advisers, L.L.C. (the “Investment Adviser”), the Trust’s officers, and the administrator or transfer agent may assist in the solicitation of proxies by telephone, telegraph, facsimile or personal interview. In addition, the Trust may retain a proxy solicitation firm to assist in the solicitation of proxies. If the Trust records proxy votes by telephone, it will use procedures to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and electing to vote in person. Proxies given by telephone may be revoked at any time before they are voted in the same manner as proxies given by mail.

The following summarizes the proposals to be voted on at the Meeting.

Proposals

1.	To elect five nominees to serve as Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

A Proxy Card is enclosed with respect to the shares you own in the Trust. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote. The close of business on June 17, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment.

Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

The Trust’s Board of Trustees unanimously recommends that you vote “FOR ALL” of the persons nominated by the Board to serve as Trustees of the Trust.

Dated: June 23, 2004

PROPOSAL 1: ELECTION OF FIVE NOMINEES TO SERVE AS TRUSTEES OF THE TRUST

At the Meeting, shareholders will vote on a proposal to elect five nominees to serve as Trustees. The nominees are Lawrence K. Becker, Sol Gittleman, Luis Rubio and Janet L. Schinderman, each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), and Marshall Dornfeld. Each of the Independent Trustees, other than Mr. Becker, has served as a Trustee since the Trust’s inception. Mr. Becker was nominated and appointed by the Trustees, including a majority of the Independent Trustees, at a meeting held on October 29, 2003. Mr. Dornfeld was appointed the Trust’s Chief Executive Officer by the Trustees at a meeting of the Board held on February 27, 2004. Mr. Dornfeld is an “interested person,” as defined by the 1940 Act, of the Trust. The Board has determined to have each of the present Trustees and Mr. Dornfeld stand for election at this time. This election will help assure continued compliance with the 1940 Act provisions regarding the election of Trustees, and should help reduce the need for a meeting of shareholders in the foreseeable future for that purpose.

The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the five nominees named above to serve as Trustees. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Trustees.

Information regarding the nominees, including brief biographical information, is set forth below.

(1) Name, Address and Age	(2) Position(s) Held With Trust	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Trust Complex Overseen by Trustee or Nominee for Trustee	(6) Other Directorships Held by Trustee or Nominee Trustee
Lawrence K. Becker, 48 c/o Oppenheimer Asset Management Inc., 200 Park Ave, 24th Fl., New York, NY 10166	Trustee	Indefinite, Since October 29, 2003
Mr. Becker is a private investor in real estate management concerns. From February 2000 through June 2003, he was Vice President — Controller/Treasurer for National Financial Partners (specialist in financial services distribution). Prior to that time, Mr. Becker was a Managing Director — Controller/Treasurer of Oppenheimer Capital (which is not affiliated with OAM) and its Quest for Value Funds. Mr. Becker is a licensed certified public accountant. Mr. Becker serves as the treasurer of The France Growth Fund, Inc. Mr. Becker also is a member of the Board of Managers of Advantage Advisers Augusta Fund, L.L.C. (“Augusta”), Advantage Advisers Sawgrass Fund, L.L.C. (“Sawgrass”), Advantage Advisers Stratigos Fund, L.L.C. (“Stratigos”), Advantage Advisers Troon Fund, L.L.C. (“Troon”), Advantage Advisers Whistler Fund, L.L.C. (“Whistler”), Advantage Advisers Wynstone Fund, L.L.C. (“Wynstone”), Advantage Advisers Xanthus Fund, L.L.C. (“Xanthus”) and Advantage Advisers Xanthus II Fund, L.L.C. (“Xanthus II”), investment companies for each of which an affiliate of the Adviser serves as investment adviser. Mr. Becker is also Director of The Asia Tigers Fund, Inc. (“Asia Fund”) and The India Fund, Inc. (“India Fund”), investment companies for which affiliates of the Adviser serve as investment adviser.
				11	See column (4)

(1) Name, Address and Age	(2) Position(s) Held With Trust	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Trust Complex Overseen by Trustee or Nominee for Trustee	(6) Other Directorships Held by Trustee or Nominee Trustee
Marshall Dornfeld*, 42 c/o Oppenheimer Asset Management Inc., 200 Park Ave, 24th Fl., New York, NY 10166	Chief Executive Officer and President	Until replaced, Since February 27, 2004	Mr. Dornfeld is a Managing Director, Alternative Investments Group of the Asset Management Division of Oppenheimer Asset Management Inc. (“OAM”). Prior to joining OAM in 2003, Mr. Dornfeld held a variety of positions at CIBC World Markets Corp. and its predecessors since 1991. He is the Chief Executive Officer of Augusta, Sawgrass and Troon and a member of the Board of Managers of Stratigos, Whistler, Wynstone, Xanthus and Xanthus II.	5	See column (4)

Sol Gittleman, 70 c/o Oppenheimer Asset Management Inc., 200 Park Ave, 24th Fl., New York, NY 10166	Trustee	Indefinite; Since January 21, 2002	Mr. Gittleman is currently the Alice and Nathan Gantcher University Professor at Tufts University, having previously served as Senior Vice President and Provost of Tufts University (1981 to 2001). He is a Director of Advantage Advisers Technology Partners, L.L.C. (“Technology Fund”), as well as a member of the Board of Managers of Augusta, Sawgrass and Troon.	4	See column (4)

(1) Name, Address and Age	(2) Position(s) Held With Trust	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Trust Complex Overseen by Trustee or Nominee for Trustee	(6) Other Directorships Held by Trustee or Nominee Trustee
Luis Rubio, 48 c/o Oppenheimer Asset Management Inc., 200 Park Ave, 24th Fl., New York, NY 10166	Trustee	Indefinite; Since January 21, 2002
Dr. Rubio is President of Centro de Investigation Para el Desarrollo, A.C. (Center of Research Development) (2000 to present) and a director of the same organization (1984 to 2000), an Adjunct Fellow of the Center for Strategic and International Studies (1993 to present). He was a Member of the Advisory Board of the National Council of Science and Technology of Mexico (1994 to 2002) and was a Director of the Human Rights Commission of Mexico City (1994 to 2002). He is a Director of India Fund and Asia Fund. He is also a Director of certain other offshore private investment funds and of the Technology Fund, for which an affiliate of the Adviser serves as investment adviser. He is also a member of the Board of Managers of Augusta, Sawgrass, Stratigos, Troon, Whistler, Wynstone, Xanthus and Xanthus II.
				11	See column (4)

Janet L. Schinderman, 53 c/o Oppenheimer Asset Management Inc., 200 Park Ave, 24th Fl., New York, NY 10166	Trustee	Indefinite; Since January 21, 2002	Ms. Schinderman has been Associate Dean for Special Projects and Secretary to the Board of Overseers at Columbia Business School of Columbia University since 1990 and Executive Assistant to the President of Illinois Institute of Technology (1987 to 1990). Ms. Schinderman is also a member of the Board of Managers of Augusta, Sawgrass, Stratigos, Troon, Whistler, Wynstone, Xanthus and Xanthus II.	9	See column (4)

*	Nominee who is an “interested person,” as defined by the 1940 Act, of the Trust because of affiliation with the Investment Adviser.

Audit Committee

The Board has formed an Audit Committee, consisting of the Independent Trustees, which meets semi-annually at a minimum, and may meet more frequently as needed. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Annex II. Mr. Becker has been appointed as Chairman of the Audit Committee and has been designated as an “audit committee financial expert.” The functions of the Audit Committee are: (i) to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as the audit committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (iii) to oversee the Trust’s compliance with certain legal and regulatory requirements; (iv) to oversee the Trust’s audit functions; and (v) to the extent there are Trustees who are not members of the Audit Committee, to act as a liaison between the Trust’s independent auditors and the Board.

In connection with the preparation of the Trust’s audited financial statements for the fiscal year ended September 30, 2003, the Audit Committee has: (i) reviewed and discussed the Trust’s audited financial statements for the fiscal year ended September 30, 2003; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); (iii) received the written disclosures and a letter from Ernst & Young LLP regarding, and discussed with Ernst & Young LLP, its independence; and (iv) recommended to the Board that the audited financial statements of the Trust for the fiscal year ended September 30, 2003 be included in the Trust’s annual report to shareholders filing with the Securities and Exchange Commission (the “SEC”).

Each of the Trustees and Audit Committee members then serving attended at least 75% of the total number of meetings of the Board and, if a member, of the Audit Committee, held during the year ended September 30, 2003. Currently, 100% of the Trustees are Independent Trustees. If all of the nominees are elected by the shareholders, then the percentage of Independent Trustees will be 80%.

Nominating Committee

The Board has also formed a Nominating Committee pursuant to a Nominating Committee Charter, a copy of which is attached to this Proxy Statement as Annex III. The Nominating Committee, comprised of the Independent Trustees, exists principally for the purpose of recommending and selecting persons to serve in the capacity of Independent Trustee. The Nominating Committee was established on February 27, 2004 at a meeting of the Board. In reviewing and evaluating a potential nominee the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is an “interested person”, as defined under the 1940 Act, of the Trust; (ii) whether the nominee has any relationships with the Trust, the Investment Adviser or its service providers that might impair the nominee’s independence; (iii) whether the nominee can devote the time necessary to properly fulfill his or her responsibilities; (iv) what contribution the nominee can make to the Board and the Trust, considering the nominee’s experience, education and other facts deemed relevant by the Nominating Committee; and (v) the nominee’s character and integrity. The Nominating Committee will consider nominees recommended by shareholders in written requests addressed to the attention of the Nominating Committee in care of the Trust and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by shareholders will be evaluated based on the previously identified criteria.

Board Meetings

The most recent fiscal year of the Trust ended on September 30, 2003. During that fiscal year, the Board held ten meetings of the Board of Trustees and the Audit Committee held three meetings.

Trustee Compensation

The following table sets forth certain information regarding the compensation received by the Independent Trustees for the fiscal year ended September 30, 2003, from the Trust and from all investment companies for which the Investment Adviser or an affiliated person of the Investment Adviser serves as investment adviser. No compensation is paid by the Trust to any Trustee who is an “interested person,” as defined by the 1940 Act, of the Trust.

(1) Name of Trustee	(2) Aggregate Compensation from Trust	(3) Pension or Retirement Benefits Accrued as Part of Trust Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Fund Complex
Lawrence K. Becker	$0	0	0	$0
Sol Gittleman	$8,800	0	0	$27,200
Luis Rubio	$10,200	0	0	$71,150
Janet L. Schinderman	$10,100	0	0	$54,200

Currently, the Independent Trustees are each paid an annual retainer of $7,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Trust, and are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust. The Board does not have a compensation committee.

Information regarding officers of the Trust not mentioned above and their principal occupations is set forth in Annex I hereto.

Nominee Equity Ownership

The following table sets forth, as of December 31, 2003, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee within the same family of investment companies as the Fund.

Name of Nominee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Lawrence K. Becker	None	None
Sol Gittleman	None	None
Luis Rubio	None	None
Janet L. Schinderman	None	None
Marshall Dornfeld	None	None

As of December 31, 2003, the Independent Trustees, and the immediate family members of the Independent Trustees, did not beneficially own or own of record securities in the Adviser or OAM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or OAM.

Independent Public Accountants

Ernst & Young LLP (“Ernst & Young”) was selected by the Audit Committee and unanimously ratified by the Board, including each of the Independent Trustees, at a meeting held on October 30, 2002, to serve as the independent accountants for the Trust for the last fiscal year ended September 30, 2003 and has served in such capacity since the Trust’s inception. Although a representative of Ernst & Young can attend and make a statement at the Meeting if Ernst & Young wishes, no representative is expected to be at the Meeting. However, a representative of Ernst & Young will be available by telephone to respond to appropriate questions during the meeting.

Audit Fees

For the fiscal years ended September 30, 2002 and September 30, 2003, respectively, the aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Trust’s annual financial statements were $100,000 and $104,500.

Audit-Related Fees

For the fiscal years ended September 30, 2002 and September 30, 2003, respectively, there were no fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements.

To the extent required by applicable law, the Audit Committee pre-approves: (i) all audit and non-audit services that the independent auditors provide to the Trust, and (ii) all non-audit services that the independent auditors provide to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

Tax Fees

For the fiscal years ended September 30, 2002 and September 30, 2003, respectively, the aggregate fees billed by Ernst & Young for tax return preparation and other tax-related services provided the Trust were $75,000 and $75,000.

All Other Fees

For the fiscal years ended September 30, 2002 and September 30, 2003, respectively, there were no fees billed by Ernst & Young for services provided to the Trust other than those described above.

Aggregate Non-Audit Fees

For the fiscal years ended September 30, 2002 and September 30, 2003, respectively, the aggregate non-audit fees billed by Ernst & Young for services provided to the Trust and OAM and entities controlling, controlled by or under common control with OAM were $82,000 and $82,000.

In connection with selecting Ernst & Young to serve as the independent public accountants for the Trust, the Audit Committee considered whether the provision of other services to OAM or entities controlling, controlled by or under common control with OAM that were not pre-approved by the Audit Committee was compatible with maintaining Ernst & Young’s independence.

THE BOARD OF TRUSTEES RECOMMENDS A
VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES

VOTING INFORMATION

Required Vote

To become effective, Proposal 1 requires the affirmative vote of a plurality of the votes cast in person or by proxy. For more information, see “Voting Information — Quorum.”

Record Date

Only shareholders of record at the close of business on June 17, 2004 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Trust was 1,882. All shares of the Trust will vote in the aggregate.

You should send your proxy in by one of the following methods:

•	By mail: Mark, sign and date the enclosed proxy card and return in the enclosed envelope;

•	By phone: Call 1-800-454-8683 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or

•	By internet: Log on to http://www.proxyvote.com. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

If you attend the Meeting, you may vote in person.

In accordance with Section 3806 of the Delaware Statutory Trust Act, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

Revocation of Proxies and Abstentions

A shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Trust a written notice of revocation; (ii) submitting to the Trust a subsequently executed proxy; or (iii) attending the Meeting and voting in person. Proxies given by telephone or via the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

Quorum

The holders of a majority of the Shares entitled to vote at the meeting present in person or by proxy shall constitute a quorum. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker non-votes will not affect the outcome of voting on Proposal 1.

In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

•	all shares for which they are entitled to vote in favor of (i.e., “FOR”) any of the proposals that will be considered at the adjourned meeting; and

•	abstentions and broker non-votes.

The persons named as proxies will vote the following shares against adjournment:

•	all shares for which they must vote “AGAINST” all proposals that will be considered at an adjourned meeting.

A shareholder vote may be taken with respect to the Trust on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, and the Board is not aware of such matter a reasonable period of time prior to the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Trust.

OTHER MATTERS AND ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

As of March 1, 2004, the Investment Adviser held of record the following shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	Investment Adviser	5,936.842 shares	*

*	Less than one percent.

As of March 1, 2004, there were no Shareholders owning of record or known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and/or 5 (or written representations in lieu thereof) furnished to the Trust pursuant to Rule 16a-3(e), it would appear that Howard M. Singer and Todd Ladda (each of whom is no longer an officer of the Trust and, thus, no longer required to file such forms with respect to the Trust) were each late with respect to a single Form 4 filing covering a single transaction in shares of the Trust. In addition, it appears that each of A. Tyson Arnedt and Barbara Pires were late in filing their respective Form 3s; however, neither of such officers are reported to own shares of the Trust.

The Trust will furnish, without charge, copies of the Trust’s most recent annual report and semi-annual report to Shareholders upon request. Please call 1-888-697-9661 to request copies of these reports.

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Trust that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166, Attention: Chief Executive Officer, or via telephone at 1-212-667-4225. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Trust as set forth above.

Shareholder Proposals

Shareholders may request inclusion in the Trust’s proxy statement for a meeting of shareholders certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Securities Exchange Act of 1934. Because the Trust does not hold regular meetings of shareholders, no anticipated date for the next meeting can be provided. Any shareholder wishing to present a proposal for inclusion in the proxy materials for the next meeting of the shareholders should submit such proposal to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

Communication with the Board

The Board, including all of the Independent Trustees, has adopted a policy that any communications by shareholders intended for the Board should be sent to the Trust at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Board member) or disclose it to the Board (or Board member) at its next regular meeting.

Administrator

PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Trust.

Principal Distributor

Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004 acts as the principal distributor for the Trust.

Annex I

Officers of the Trust that are employees of Oppenheimer Asset Management Inc.

Name, Address and Age(1)	Position(s) Held With The Trust(2)	Principal Occupation(s) During Past 5 Years
Lenard Brafman, 50	Chief Financial Officer and Treasurer
Mr. Brafman is a Senior Vice President and Chief Financial Officer of Oppenheimer Asset Management Inc. Prior to joining OAM in 2004, he was a private consultant in the financial services industry. From December 2001 to March 2003, he was Vice President, Finance at BMO Nesbitt Burns Corp. From 1989 to 1999, he was a Senior Vice President at CIBC World Markets Corp. and its predecessors. He is a C.P.A.

A. Tyson Arnedt, 42	Vice President
Mr. Arnedt is a Senior Vice President at Oppenheimer Asset Management Inc. Prior to that, Mr. Arnedt was an Executive Director of CIBC World Markets. Prior to joining CIBC World Markets in 1998, he was an associate attorney in the New York offices of Dechert (1997–1998) and Seward & Kissel (1992–1997).

Barbara Pires, 51	Vice President
Ms. Pires is a Senior Vice President at Oppenheimer Asset Management Inc. Prior to that, Barbara Pires was Executive Director, Compliance, of CIBC World Markets Asset Management Division. Ms. Pires has been in the securities industry since 1970.

(1)	The address of each officer is: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

(2)	Officers are not compensated by the Trust.

A-1

Annex II

AUDIT COMMITTEE CHARTER

February 27, 2004

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers/Board of Directors/Board of Trustees (each, a “Board”) of each investment company set forth on Exhibit A (each, a “Fund” and collectively, the “Funds”).

Purposes

The Audit Committee of the Board (the “Committee”) has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function.

The function of the Committee is oversight; it is the responsibility of the Fund’s investment adviser (the “Adviser”) to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of the Managers/Directors/Trustees who are “Independent,” which term shall mean each Manager/Director/Trustee (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager/Director/Trustee or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

For those Funds listed on the New York Stock Exchange (“NYSE”), no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee.

For those Funds listed on the NYSE, each member of the Committee shall be “Independent,” as defined in the NYSE Listed Company Manual §303.01, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

Each member of the Committee shall serve until a successor is appointed.

The Board shall determine whether: the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

Meetings

The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund’s annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund’s legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

•	set the compensation of the independent auditors, such amount to be paid by the Fund;

•	evaluate the independence of the Fund’s independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

•	meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

•	review reports prepared by the Fund’s independent auditors detailing the fees paid to the Fund’s independent auditors for: (i) audit services (includes all services necessary to perform an audit,

services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”)); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design).

•	ensure that the Fund’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

•	receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund’s annual (or semi-annual) report with the SEC, to the Committee from the Fund’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund’s investment company complex that were not pre-approved by the Committee;

•	oversee the Fund’s internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund’s custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	meet with the Fund’s internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund’s risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

•	review of any issues brought to the Committee’s attention by independent auditors or the Fund’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Fund’s independent auditors;

•	require the Fund’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Fund’s management and independent auditors concerning the Fund’s financial reporting;

•	to the extent there are Managers/Trustees/Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	review the Committee’s charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate; and

•	review policies with respect to risk assessment and risk management;

•	review hiring policies for employees or former employees of the Fund’s independent accountants;

•	establish and maintain the procedures set forth in Exhibit B regarding: (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters.

•	review such other matters as may be appropriately delegated to the Committee by the Board.

Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this charter and recommend to the Board any improvements to this charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

EXHIBIT A

1.	ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

2.	ADVANTAGE ADVISERS SAWGRASS FUND, L.L.C.

3.	ADVANTAGE ADVISERS STRATIGOS FUND, L.L.C.

4.	ADVANTAGE ADVISERS TROON FUND, L.L.C.

5.	ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.

6.	ADVANTAGE ADVISERS WYNSTONE FUND, L.L.C.

7.	ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

8.	ADVANTAGE ADVISERS XANTHUS II, L.L.C.

9.	ADVANTAGE ADVISERS MULTI-SECTOR FUND I

10.	THE INDIA FUND, INC.

11.	THE ASIA TIGERS FUND, INC.

EXHIBIT B
WHISTLEBLOWER PROCEDURES

(a)	Responsibilities of Audit Committee of the Fund (the “Audit Committee”) With Respect to Specified Complaints

(i)	The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons** (“Reports”) regarding:

1.	questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund’s accounting policies (each an “Accounting Allegation”);

2.	compliance with legal and regulatory requirements (“Legal Allegation”); and

3.	retaliation against Covered Persons who make Accounting Allegations or Legal Allegations (“Retaliatory Act”).

(ii)	In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

(b)	Procedures for Receiving Reports

(i)	Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

(ii)	Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

1.	If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund’s Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

2.	If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

**  For purposes of these Procedures, “Covered Person” means any “Fund Covered Person” or “Vendor Covered Person”; “Fund Covered Persons” means officers of the Fund as well as those employees of the Fund’s investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and “Vendor Covered Persons” means those employees of the Fund’s custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

(c)	Considerations Relative To Whether the Audit Committee or Management Should Investigate a Report

In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

(i)	Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

(ii)	How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

(iii)	How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

(d)	Procedures for Making Complaints

Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

(e)	Records

The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

(f)	Procedures for Making Complaints

In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee at (917) 656-4599. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund’s Chief Legal Officer in writing or in person at (212) 667-4395.

Annex III

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee (the “Committee”) of Advantage Advisers Multi-Sector Fund I (the “Fund”) shall be composed solely of the members of the Board of Trustees (the “Board”) who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall review candidates for, and make nominations of, Independent Trustees to the Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person,” as defined under the 1940 Act, of the Fund and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and

•	the character and integrity of the person.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee shall accept nominations for the office of Trustee made by shareholders of the Fund (“Shareholders”) as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Chairman of the Committee which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

C-1

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

C-2

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

PROXY SOLICITED ON BEHALF OF THE
BOARD OF TRUSTEES FOR
SPECIAL MEETING OF SHAREHOLDERS ON JULY 26, 2004

     The undersigned hereby appoints Judith Gross and A. Tyson Arnedt, jointly and severally, as proxies, with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in Advantage Advisers Multi-Sector Fund I (the “Trust”) held of record by the undersigned at the close of business on June 17, 2004 at the Special Meeting of Shareholders of the Trust to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on July 26, 2004 at 10:00 a.m. (EST) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June 23, 2004.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR ALL” OF THE PERSONS NOMINATED BY THE BOARD TO SERVE AS TRUSTEES.

1.         Election of Trustees

[X]	Mark "FOR ALL" if you wish to vote for all nominees.
[X]	Mark "WITHHOLD ALL" if you wish to vote against all nominees.
[X]	Mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the lines below if you wish to withhold authority for any individual nominee(s).

FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT*
[ ]	[ ]	[ ]

Nominees:	(1) Lawrence K. Becker, (2) Marshall Dornfeld, (3) Sol Gittleman, (4) Luis Rubio, (5) Janet L. Schinderman

List Exceptions:	_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

2.      To transact such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, OR CALL 1-800-454-8683 TO VOTE BY PHONE OR LOG ON TO http://www.proxyvote.com. (HAVE YOUR CONTROL NUMBER (LOCATED ON THE SIGNATURE SIDE OF THE ENCLOSED PROXY CARD) AVAILABLE FOR REFERENCE). IF YOU VOTE BY PHONE, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

     If this proxy is properly executed and received by the Trust prior to the meeting, the interests in the Trust represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR ALL” of the persons nominated by the board to serve as Trustees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournments thereof.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Trust are held jointly, each holder should sign.

______________________________________
Name of Shareholder
(exactly as it appears on your account statement)

______________________________________
Authorized Signature
Title:

______________________________________
Authorized Signature
Title:

Date:_________________________________

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.

2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:	for Corporate Accounts or Government Accounts

Registration	Valid Signature
(1) ABC Corp	John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Trustee